Exhibit 99.2

Broadcom Limited to Acquire Brocade Communications Systems Inc.

for $5.9 Billion

•	Broadcom to retain Brocade’s Fibre Channel SAN Switching business and divest Brocade’s IP Networking business, including recently acquired Ruckus Wireless

•	Strategic acquisition strengthens Broadcom’s portfolio of enterprise storage and networking solutions serving OEM customers

•	$900 million of pro-forma non-GAAP EBITDA expected to be added in FY2018

•	Immediately accretive to Broadcom’s non-GAAP EPS

SINGAPORE and SAN JOSE, Calif., November 2nd, 2016 (GLOBE NEWSWIRE) — Broadcom Limited (Nasdaq:AVGO) and Brocade Communications Systems, Inc. (Nasdaq:BRCD) today announced that they have entered into a definitive agreement under which Broadcom will acquire Brocade, a leader in Fibre Channel storage area network (“FC SAN”) switching and IP networking, for $12.75 per share in an all-cash transaction valued at approximately $5.5 billion, plus $0.4 billion of net debt. Broadcom expects to fund the transaction with new debt financing and cash available on its balance sheet. Broadcom, with the support of Brocade, plans to divest Brocade’s IP Networking business, consisting of wireless and campus networking, data center switching and routing, and software networking solutions.

“This strategic acquisition enhances Broadcom’s position as one of the leading providers of enterprise storage connectivity solutions to OEM customers,” stated Hock Tan, President and Chief Executive Officer of Broadcom. “With deep expertise in mission-critical storage networking, Brocade increases our ability to address the evolving needs of our OEM customers. In addition, we are confident that we will find a great home for Brocade’s valuable IP networking business that will best position that business for its next phase of growth.”

“This transaction represents significant value for our shareholders, who will receive a 47% premium from the Brocade closing share price on Friday, October 28, 2016, and creates new opportunities for our customers and partners,” said Lloyd Carney, Chief Executive Officer of Brocade. “Our best-in-class FC SAN solutions will help Broadcom create one of the industry’s broadest portfolios for enterprise storage. We will work with Broadcom as it seeks to find a buyer for our IP Networking business which includes a full portfolio of open, hardware and software-based solutions spanning the core of the data center to the network edge.”

Upon closing, the transaction is expected to be immediately accretive to Broadcom’s non-GAAP free cash flow and earnings per share. Broadcom currently anticipates that Brocade’s FC SAN business will contribute approximately $900 million of pro forma non-GAAP EBITDA in its fiscal year 2018.

The board of directors of Brocade and the Executive Committee of the board of directors of Broadcom have unanimously approved the transaction, which is presently expected to close in the second half of Broadcom’s fiscal year 2017 which commenced on October 31, 2016, subject to regulatory approvals in various jurisdictions, customary closing conditions as well as the approval of Brocade’s stockholders. The closing of the transaction is not subject to any financing conditions, nor is it conditioned on the divestiture of Brocade’s IP Networking business.

Conference Call

Broadcom will host a conference call to discuss details of the transaction. A live webcast and the accompanying presentation relating to the transaction will be available in the “Investors” section of Broadcom’s website at www.broadcom.com in advance of the conference call.

Conference call date: November 2, 2016

Time: 5:00am Pacific (8:00am Eastern)

Dial in #: US (855) 631-5368, International +1 (330) 863-3283

Passcode is 12480758

A replay of the call will be available for one week by dialing (855) 859-2056 (US) or +1 (404) 537-3406 (International) and the passcode is 12480758. A webcast of the conference call will also be available in the “Investors” section of Broadcom’s website at www.broadcom.com.

About Broadcom Limited

Broadcom Limited (Nasdaq: AVGO) is a leading designer, developer and global supplier of a broad range of analog and digital semiconductor connectivity solutions. Broadcom Limited’s extensive product portfolio serves four primary end markets: wired infrastructure, wireless communications, enterprise storage and industrial & other. Applications for our products in these end markets include: data center networking, home connectivity, broadband access, telecommunications equipment, smartphones and base stations, data center servers and storage, factory automation, power generation and alternative energy systems, and displays. Broadcom is co-headquartered in Singapore and San Jose, Calif. For more information about Broadcom please visit http://www.broadcom.com.

About Brocade

Brocade (Nasdaq: BRCD) networking solutions help the world’s leading organizations turn their networks into platforms for business innovation. With solutions spanning public and private data centers to the network edge, Brocade is leading the industry in its transition to the New IP network infrastructures required for today’s era of digital business. Brocade is headquartered in San Jose, Calif. For more information about Brocade please visit http://www.brocade.com.

Non-GAAP Financial Measures

In addition to GAAP reporting, Broadcom provides investors with certain information on a non-GAAP basis, including earnings before interest, taxes, depreciation and amortization (“EBITDA”). This non-GAAP information excludes amortization of acquisition-related intangibles, share-based compensation expense, restructuring charges, acquisition-related costs, and debt extinguishment losses. Management does not believe that the excluded items are reflective of the Company’s underlying performance. The exclusion of these and other similar items from Broadcom’s non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. Broadcom believes this non-GAAP financial information provides additional insight into the Company’s on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Broadcom is not readily able to reconcile the projected EBITDA information provided herein to a GAAP calculation thereof.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom Limited (“Broadcom”) and its proposed acquisition (the “Acquisition”) of Brocade Communications Systems, Inc. (“Brocade”) and related matters. These statements include, but are not limited to, statements that address Broadcom’s expected future business and financial performance and statements about (i) the timing, completion and expected benefits of the Acquisition, (ii) plans, objectives and intentions with respect to future operations and products, (iii) competitive position and opportunities, (iv) the impact of the Acquisition on the market for Broadcom products, (v) other information relating to the Acquisition and (vi) other statements identified by words such as “will”, “expect”, “intends”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom and Brocade, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the companies’ and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include any risks associated with the Acquisition such as: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the stockholders of Brocade for the transaction or required regulatory approvals are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Brocade and Broadcom; (5) the ability of Brocade and Broadcom to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the ability to divest Brocade’s IP Networking business, (10) Broadcom’s ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating Brocade into Broadcom’s existing businesses and the indebtedness planned to be incurred in connection with the transaction; and (11) legislative, regulatory and economic developments.

The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction Broadcom’s and Brocade’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, and which discuss additional important risk factors that may affect their respective businesses, results of operations and financial conditions. Broadcom and Brocade undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

In connection with the proposed Acquisition, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Contacts

Broadcom Limited

Ashish Saran

Investor Relations

+1 408 433 8000

investor.relations@broadcom.com

Brocade Communications Systems Inc.

Investor Relations

Michael Iburg

+1 408 333 0233

MIBURG@BROCADE.COM